Exhibit 99.18

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
JULY, 1999



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          5.1563%



        Excess Protection Level
          3 Month Average  6.38%
          July, 1999  6.30%
          June, 1999  5.25%
          May, 1999  7.58%


        Cash Yield                                  18.74%


        Investor Charge Offs                        4.97%


        Base Rate                                   7.47%


        Over 30 Day Delinquency                     4.84%


        Seller's Interest                           9.75%


        Total Payment Rate                          14.54%


        Total Principal Balance                     $ 45,698,903,036.29


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 4,456,383,517.80